SUPPLEMENT TO FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS
DECEMBER 30, 1998 PROSPECTUS

       SHAREHOLDER MEETING.    On or about July 14, 1999, a meeting of
the shareholders of Fidelity Investment Trust: Fidelity Diversified International Fund will be held to approve a proposal to amend the fund's management contract. Shareholders of record on May 24, 1999 are entitled to vote at the meeting. The proposed management contract amendments include a proposal to prospectively change the index used to calculate the fund's performance adjustment from the current index to the Morgan Stanley Capital International Europe, Australasia, and Far East Index (Capitalization-weighted). The proposed management contract also allows FMR and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

   For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section on page P-11.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

The following information replaces similar information found under the heading "Policies" in the "Account Features and Policies" section on page P-18.

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.